                                                                   EX-99.906CERT

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
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     In  connection  with the  shareholder  report of  American  Century  Target
Maturities  Trust  (the  "Registrant")  on  Form  N-CSR  for the  period  ending
September 30, 2004 (the "Report"),  we, the  undersigned,  certify,  pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully  complies with the  requirements  of Section 15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Registrant.

Dated:   December 3, 2004

                                    /s/ William M. Lyons
                                    --------------------------------------
                                    William M. Lyons
                                    President
                                    (chief executive officer)

                                    /s/ Maryanne L. Roepke
                                    -------------------------------------
                                    Maryanne L. Roepke
                                    Sr. Vice President, Treasurer, and
                                    Chief Accounting Officer
                                    (chief financial officer)